                     [FRONT OF SUBSCRIPTION CERTIFICATE]

                                     TREX
                              MEDICAL CORPORATION

CONTROL NUMBER                                               SUBSCRIPTION
                                                             CERTIFICATE FOR
                        SUBSCRIPTION CERTIFICATE
                        REPRESENTING RIGHTS TO PURCHASE
                        SHARES OF COMMON STOCK, $.01 PAR
                        VALUE, OF TREX MEDICAL
                        CORPORATION ("COMMON STOCK").
                        VOID IF NOT EXERCISED BEFORE 5:00
                        P.M. EASTERN TIME ON JUNE __, 1996.

THE TERMS AND                                                    SHARES
CONDITIONS OF THE                                          SUBSCRIPTION PRICE:
RIGHTS OFFERING ARE SET    THIS SUBSCRIPTION CERTIFICATE   U.S. $16.00 PER SHARE
FORTH IN THE COMPANY'S     AND THE RIGHTS REPRESENTED
PROSPECTUS DATED MAY       HEREBY ARE NON-TRANSFERABLE.
__, 1996 (THE "RIGHTS                                      CUSIP 89531R 11 9
OFFERING PROSPECTUS")
AND ARE INCORPORATED
HEREIN BY REFERENCE.
COPIES OF THE RIGHTS
OFFERING PROSPECTUS
ARE AVAILABLE UPON
REQUEST FROM AMERICAN
STOCK TRANSFER & TRUST
COMPANY, THE
SUBSCRIPTION AGENT.


REGISTERED OWNER:
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The registered owner whose name is inscribed hereon is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Rights Offering Prospectus and instructions relating hereto. The
Rights represented by this Subscription Certificate may be exercised by duly completing Form 1 (except that such Rights may not be exercised by any person holding a majority of the outstanding shares of common stock of ThermoTrex
Corporation).  Special delivery instructions may be specified by completing
Form 2.  THE RIGHTS EVIDENCED BY THIS SUBSCRIPTION CERTIFICATE MAY NOT BE
EXERCISED UNLESS THE REVERSE SIDE HEREOF IS COMPLETED AND SIGNED, WITH A
SIGNATURE GUARANTEE, IF APPLICABLE.  ANY SIGNATURE GUARANTEE MUST BE IN
ACCORDANCE WITH THE MEDALLION SIGNATURE GUARANTEE PROGRAM.


Date:


                        [    Trex Medical Corporation ]
                        [        Corporate Seal       ]


Secretary                                  President and Chief Executive Officer

                      [BACK OF SUBSCRIPTION CERTIFICATE]


                           TREX MEDICAL CORPORATION

        FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned irrevocably
        ------
exercises one or more Rights to subscribe for shares of Trex Medical Common Stock as indicated below, on the terms and subject to the conditions specified in the prospectus of Trex Medical Corporation dated May ___, 1996 (the "Rights Offering Prospectus"), receipt of which is hereby acknowledged.

        (a) Number of shares subscribed for pursuant to the Subscription Privilege (one Right needed to subscribe for each full share):
             _______________

        (b) Total Subscription Price (total number of shares subscribed for pursuant to the Subscription Privilege times the Subscription Price of $16.00): _______________ (1)

        METHOD OF PAYMENT (CHECK ONE)

        [ ] CHECK OR BANK DRAFT DRAWN ON A U.S. BANK OR MONEY ORDER PAYABLE TO AMERICAN STOCK TRANSFER & TRUST COMPANY.

        [ ] WIRE TRANSFER DIRECTED TO THE ACCOUNT MAINTAINED BY AMERICAN STOCK TRANSFER & TRUST COMPANY AT CHEMICAL BANK, 55 WATER STREET, NEW YORK, NEW YORK 10041, ACCOUNT NO. 323-294723, ABA NO. 021 000 128.

(1) If the amount enclosed or transmitted is not sufficient to pay the Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the amount enclosed or transmitted exceeds the Subscription Price for all shares that the undersigned has the right to purchase pursuant to the Subscription Privilege (the "Subscription Excess"), the Subscription Agent shall return the Subscription Excess to the subscriber without interest or deduction. In addition, the Subscription Price is subject to the refund (the "Refund") of the amount, if any, by which $16.00 exceeds the initial public offering price of the Company's common stock in the Company's concurrent firm commitment offering to the public. The Subscription Agent shall forward the Refund to the subscriber without interest or deduction.


   [ ] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Owner(s).................................
        Window Ticket Number (if any)..................................
        Date of Execution of Notice of Guaranteed Delivery.............
        Name of Institution which Guaranteed Delivery..................

        FORM 2 - DELIVERY INSTRUCTIONS: Name and/or address for mailing of any
        ------
stock, Subscription Excess or Refund, if other than shown on the reverse hereof.

Name:
     .................................................
Address:                                                     PROVIDE GUARANTEE
        ..............................................       OF SIGNATATURE(S)
                                                                   BELOW
     .................................................
                                  (Including Zip Code)

                 [BACK OF SUBSCRIPTION CERTIFICATE CONTINUED]

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
IMPORTANT
RIGHTS HOLDERS SIGN HERE                   Area Code and
AND, IF RIGHTS ARE EXERCISED,              Telephone Number
COMPLETE SUBSTITUTE FORM W-9                               ................................
                                                                         (Home)
 .......................................    ................................................
                                                              (Business)
 .......................................
      (Signature(s) of Holder(s))          Tax Identification or
                                           Social Security No
Dated:                            ,1996                      ..............................
      ............................                           (Complete Substitute Form W-9)
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(Must be signed by the Rights holder(s) exactly as name(s) appear(s) on this
Subscription Certificate.  If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.  See instructions.)

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
Name(s)                                           GUARANTEE OF SIGNATURE(S)
       ................................    Note: See Paragraph 3(c) of Instructions

 .......................................    Authorized Signature
            (Please Print)                                     ............................
Capacity                                   Name
        ...............................        ............................................
Address                                    Title
       ................................         ...........................................
                                           Name of Firm
 .......................................                ....................................
        (Including Zip Code)               Address
                                                  .........................................
                                           Area Code and Telephone Number
                                                                        ...................
                                           Dated
                                                ...................................., 1996
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